Principal Life Insurance Company
Principal Life Insurance Company Separate Account B
Supplement dated February 5, 2025
to the Prospectus, Updating Summary Prospectus and
Summary Prospectus for New Investors dated May 1, 2024 for
Principal® Pivot Series Variable Annuity
(as previously supplemented)

This supplement updates information contained in the Prospectus, Updating Summary Prospectus and Summary Prospectus for New Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Principal Life Insurance Company Separate Account B has been informed that the Board of Trustees of the Goldman Sachs Variable Insurance Trust approved the liquidation of the Goldman Sachs Multi-Strategy Alternatives Portfolio (“Liquidating Fund”). The Liquidating Fund will no longer be an investment option for Contract Owners on or about April 4, 2025 (the “Liquidation Date”).

Contract Value on the Liquidation Date. We will not allow transfers or allocation of premium payments into the Division of the Separate Account that invests in the Liquidating Fund after the Liquidation Date. Contract Owners that have values allocated to the Liquidating Fund Division on the Liquidation Date will have any remaining values in the Liquidating Fund Division transferred to the Fidelity VIP Government Money Market Division.

Owner Options. You have the right to transfer any value you have in the Liquidating Fund Division to other available Underlying Funds in a different Division. We previously sent you prospectuses for available Underlying Funds, but you may also view them online or call us to request copies using the information below. If you would like to transfer value you have in the Liquidating Fund Division to different Division, you will need to provide us notice using one of the following methods:

1.Visit www.principal.com and complete the transfer online using your logon and password;
2.Call us at 1-800-247-9988, and we can process your transfer request by phone;
3.Fax us at 1-866-885-0390; or
4.Contact your financial professional or servicing representative.

We will not charge you a transfer fee for transfers out of the Liquidating Fund Division, nor will we count such transfers to determine how many transfers you may make in any period or how many transfers you may make in any period without charge.

Default Transfers to Fidelity VIP Government Money Market Division. If we do not receive timely transfer instructions from you, we will transfer any Contract Value you have allocated to the Liquidating Fund Division to the Fidelity VIP Government Money Market Division on the Liquidation Date. We will not charge you a transfer fee for this transfer, nor will we charge you a transfer fee to transfer such value from the Fidelity VIP Government Money Market Division to other Divisions within sixty (60) days after the Liquidation Date.

Automatic Portfolio Rebalancing Or Dollar Cost Averaging. If you invest in, or have designated future allocations to the Liquidating Fund Division, you will need to provide us new allocation instructions using one of the above methods. If we do not receive different allocation instructions from you by the Liquidation Date, we will direct your Liquidating Fund Division allocations to the Fidelity VIP Government Money Market Division until we receive other instructions from you.